Exhibit 2
                                  Pennsylvania

                            Public Utility Commission
NEWS RELEASE

DATE:    June 4, 1998
         R-00974009 (OSA-237)

         PUC Approves Penelec Restructuring Plan in Non-Binding Poll

         The Public Utility Commission (PUC) today approved by a 4-0 vote, in a non-binding poll, the restructuring plan for Pennsylvania Electric Company (Penelec). Penelec is a subsidiary of GPU, Inc.
         A final vote is scheduled for June 25.
         Today's action, coupled with the previous PUC decisions on PECO Energy, Duquesne Light Company, West Penn Power Company and PP&L creates the most competitive electric market in the U.S.
         New PUC Commissioner Aaron Wilson Jr. did not participate in today's voting.
         Under the plan approved today, Penelec will provide customers who shop for their electricity a system average shopping credit of 3.73 cents per kilowatt-hour beginning in January 1999. Shopping credits will vary from one rate class to another and will increase over time to match anticipated increases in the market price of generation. Assuming the market price in Penelec's service territory is 3 cents, the Penelec plan will enable customers to reduce bills in 1999 by about 10 percent.
         The plan allows Penelec to collect approximately $858 million in stranded costs over eight years, starting in January 1999, through a competitive transition charge. In it's restructuring plan, Penelec had requested recovery of $1.322 billion in stranded costs. Stranded costs are those costs incurred under a regulated market which may not be recoverable in a competitive market. The Electricity Generation Customer Choice and Competition Act of 1996 allows utilities to collect stranded costs that the PUC finds to be just and reasonable.
         The PUC directed that one-third of Penelec's customers will be able to buy power from the supplier of their choice on Jan. 1, 1999, another third on Jan. 2, 1999, and the remainder on Jan. 2, 2000. In a recent separate action, the PUC directed that open enrollment begin July 1, 1998, for customers throughout the Commonwealth to choose their electric generation supplier.
         Starting in 1999, Penelec will unbundle its rates to reflect separate prices for the generation charge, the competitive transition charge, and transmission and distribution charges. While generation will be open to competition, Penelec will continue to provide transmission and distribution services to its customers at PUC-regulated rates.
                                    --MORE--

         Today's action also significantly expands Penelec's funding of both the Low Income Usage Reduction Program and its universal service program.
         Penelec filed its initial restructuring plan on June 2, 1997. Administrative Law Judge Allison K. Turner held public input hearings in Erie and Johnstown and held seven technical hearings in Harrisburg. Turner issued a recommended decision on May 7, 1998.
         Reading-based Penelec serves 575,000 customers in 32 northern and central Pennsylvania counties.



Eric Levis
Press Secretary
717/787-5722


(86)

GPU Restructuring
Kevin F. Cadden - Manager of Communications - 787-5722
Penelec and Met-Ed Rate Cuts


Rate Cuts for Shopping Customers - System Average
If the Generation Market Price is 3 cents/kwh rising at 3%, rate cuts for shopping customers will be:


                                      Penelec                     Met-Ed
                                      -------                     ------
                  1999                10.02%                       9.82%
                  2000                10.30%                      10.09%
                  2001                10.50%                      10.26%
                  2002                10.62%                      10.37%
                  2003                10.66%                      10.44%
                  2004                10.61%                      10.42%
                  2005                10.48%                      10.31%
                  2006                10.28%                      10.11%
                  2007                20.29%                       9.82%
                  2008                18.73%                       9.35%
                  2009                17.12%                       8.81%

                                  Pennsylvania

                            Public Utility Commission
NEWS RELEASE
DATE:    June 4, 1998
         R-00974008 (OSA-236)

         PUC Approves Met-Ed Restructuring Plan in Non-Binding Poll

         The Public Utility Commission (PUC) today approved by a 4-0 vote, in a non-binding poll, the restructuring plan for Metropolitan Edison Company (Met-Ed). Met-Ed is a subsidiary of GPU, Inc.
         A final vote is scheduled for June 25.
         Today's action, coupled with the previous PUC decisions on PECO Energy, Duquesne Light Company, West Penn Power Company and PP&L creates the most competitive electric market in the U.S.
         New PUC Commissioner Aaron Wilson Jr. did not participate in today's voting.
         Under the plan approved today, Met-Ed will provide customers who shop for their electricity a system average shopping credit of 3.757 cents per kilowatt-hour beginning in January 1999. Shopping credits will vary from one rate class to another and will increase over time to match anticipated increases in the market price of generation. Assuming the market price in eastern Pennsylvania is 3 cents, the Met-Ed plan will enable customers to reduce bills in 1999 by about 10 percent.
         The plan allows Met-Ed to collect $975 million in stranded costs over 11 years, starting in January 1999, through a competitive transition charge. In it's restructuring plan, Met-Ed had requested recovery of $1.475 billion in stranded costs. Stranded costs are those costs incurred under a regulated market which may not be recoverable in a competitive market. The Electricity Generation Customer Choice and Competition Act of 1996 allows utilities to collect stranded costs that the PUC finds to be just and reasonable.
         The PUC directed that one-third of Met-Ed customers will be able to buy power from the supplier of their choice on Jan. 1, 1999, another third on Jan. 2, 1999, and the remainder on Jan. 2, 2000. In a recent separate action, the PUC directed that open enrollment begin July 1, 1998, for customers throughout the Commonwealth to choose their electric generation supplier.
         Starting in 1999, Met-Ed will unbundle its rates to reflect separate prices for the generation charge, the competitive transition charge, and transmission and distribution charges. While generation will be open to competition, Met-Ed will continue to provide transmission and distribution services to its customers at PUC-regulated rates.
                                    --MORE--

         Today's action also significantly expands Met-Ed's funding of both the Low Income Usage Reduction Program and its universal service program.
         Met-Ed  filed  its  initial   restructuring   plan  on  June  2,  1997.
Administrative Law Judge Allison K. Turner held five public input hearings throughout the company's service territory and held seven technical hearings in Harrisburg. Turner issued a recommended decision on May 6, 1998.
         The Reading-based Met-Ed serves 470,381 customers in all or portions of 14 eastern and southcentral counties.



Eric Levis
Press Secretary
717/787-5722


(87)

GPU Restructuring
Kevin F. Cadden - Manager of Communications - 787-5722
Penelec and Met-Ed Rate Cuts


Rate Cuts for Shopping Customers - System Average
If the Generation Market Price is 3 cents/kwh rising at 3%, rate cuts for shopping customers will be:


                                   Penelec                      Met-Ed
                                   -------                      ------
                  1999              10.02%                       9.82%
                  2000              10.30%                      10.09%
                  2001              10.50%                      10.26%
                  2002              10.62%                      10.37%
                  2003              10.66%                      10.44%
                  2004              10.61%                      10.42%
                  2005              10.48%                      10.31%
                  2006              10.28%                      10.11%
                  2007              20.29%                       9.82%
                  2008              18.73%                       9.35%
                  2009              17.12%                       8.81%